UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Phoenix Footwear Group, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

PHOENIX FOOTWEAR GROUP, INC.

To the Stockholders of Phoenix Footwear Group, Inc.:

The Annual Meeting of Stockholders of Phoenix Footwear Group, Inc. (“Phoenix Footwear” or the “Company”) will be held at Company headquarters, 5840 El Camino Real, Suite 106, Carlsbad, California 92008, on Thursday, June 3, 2010, at 9:00 a.m., local time. The purposes of the meeting are:

1.	To elect six (6) persons to the Board of Directors of Phoenix Footwear; and

2.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends that you vote in favor of ALL NOMINEES in Proposal 1 which is discussed in detail in the proxy statement appearing on the following pages.

Stockholders of record as of the close of business on April 15, 2010 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

May 3, 2010	By Order of the Board of Directors,

/s/ DENNIS T. NELSON
Dennis T. Nelson,
Secretary

A form of proxy and a return envelope are enclosed for the use of stockholders. Your vote is important. It is requested that you read this proxy statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope even if you plan to attend the meeting in Carlsbad, California on June 3, 2010.

This notice of Annual Meeting, proxy statement and form of proxy are being distributed and made available on or about May 3, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILTY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2010:

The Proxy Statement for the 2010 Annual Meeting of Stockholders and Annual report for the year ended January 2, 2010 are available at www.envisionreports.com/PXG.

PHOENIX FOOTWEAR GROUP, INC.

PROXY STATEMENT

PHOENIX FOOTWEAR GROUP, INC.

5840 El Camino Real, Suite 106

Carlsbad, California 92008

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held June 3, 2010

Our Board of Directors (the “Board”) is furnishing you this proxy statement to solicit proxies on its behalf to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 3, 2010, at 9:00 a.m. at our headquarters, 5840 El Camino Real, Suite 106, Carlsbad, California 92008. The proxies also may be voted at any adjournments or postponements of the meeting. This Proxy Statement, the accompanying proxy card and our annual report on Form 10-K for the fiscal year ended January 2, 2010 were first mailed to stockholders on or about May 3, 2010.

You may also obtain a copy of our annual report on Form 10-K without charge upon written request submitted to Phoenix Footwear Group, Inc., c/o Dennis T. Nelson, Chief Financial Officer, Treasurer and Secretary, 5840 El Camino Real, Suite 106, Carlsbad, California 92008 or without charge at the Security and Exchange Commission’s Internet site (http://www.sec.gov).

ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

The Annual Meeting will be our regular, annual meeting of stockholders. You will be voting on the following matters at the Annual Meeting:

1.	To elect six (6) persons to the Board of Directors of Phoenix Footwear; and

2.	To transact such other business as may properly come before the meeting.

As of the date of this Proxy Statement, we do not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting. The deadline under our By-Laws for stockholders to notify us of any director nominations or proposals to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all of the shares held of record by the persons named in such proxies as they shall decide.

How does the Board of Directors recommend I vote?

The Board recommends that you vote in favor of ALL NOMINEES in Proposal 1 which is discussed in detail in the proxy statement appearing on the following pages.

Who is entitled to vote at the Annual Meeting?

Our Board set April 15, 2010 as the record date for the Annual Meeting (the “Record Date”). All stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the annual meeting.

How many votes can be cast by stockholders?

Each stockholder of record has one vote for each share of common stock held on all matters to come before the meeting. There is no cumulative voting. There were 8,166,191 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. A “quorum” is a majority of the outstanding shares of common stock as of the Record Date. Your shares are counted as present at the Annual Meeting if either you are present at the Annual Meeting and vote in person, or a proxy card or voting instruction card has been properly submitted by you or on your behalf to us or your broker, as applicable. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A “broker non-vote” is a share of common stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee lacks the discretionary authority to vote on certain matters or has not received a completed voting instruction card providing voting instructions from the beneficial owner in respect of these specific matters.

How many votes are required to elect directors and approve the other proposal?

Directors will be elected at the Annual Meeting by a plurality of the votes cast. Accordingly, the six (6) nominees that receive the most votes shall be elected to the Board. Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any other matter submitted to a vote of the stockholders, except in the case where the vote of a greater number of shares is required by law or under the Certificate of Incorporation or Bylaws.

How do I vote by proxy?

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are the holder of record of those shares, and we are sending these proxy materials directly to you. If you return your properly signed proxy before the annual meeting, we will vote your shares as you direct. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that event, the proxy materials have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record as to how to vote your shares by following the instructions provided to you with the proxy materials. Please see your proxy card or voting instruction card, as applicable, for more information on how to vote.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board. In connection therewith, the Board has designated James R. Riedman and Dennis T. Nelson as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your indicated choice.

If you are a beneficial owner and hold your shares through a broker or other nominee and do not return your voting instruction card to your broker, the broker or other nominee has the ability to vote your shares on each matter at the Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have discretion to vote on routine matters. However, because of recent changes to these rules, the uncontested election of directors at a stockholder meeting held on or after January 1, 2010 is no longer considered a routine matter. Therefore, brokers do not have discretion to vote on the uncontested election of directors.

Who pays for the proxy solicitation and how will Phoenix Footwear solicit votes?

All costs of preparing, assembling and mailing this Proxy Statement and the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by us and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or facsimile by our officers and regular employees but no additional compensation will be paid to them for the time so employed.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

Yes. Even if you sign and return the proxy card or voting instruction card in the form accompanying this Proxy Statement, you retain the power to revoke your proxy or change your vote. If you are the stockholder of record, you may revoke your proxy at any time prior to its use, by voting in person by ballot at the annual meeting, by executing a later-dated proxy or by submitting a written notice of revocation to the Secretary of Phoenix Footwear at our office at the above address or at the annual meeting. If you are a beneficial owner of the shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. If you wish to vote your shares at the annual meeting, you must obtain a valid proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting of the Stockholders to be Held on June 3, 2010

The Proxy Statement for the 2010 Annual Meeting of Stockholders and Annual report for the year ended January 2, 2010 are available at www.envisionreports.com/PXG.

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

PROPOSAL 1—ELECTION OF DIRECTORS

Election Process

The size of our Board is set at seven (7) directors. As of May 3, 2010, the Board had one vacancy. The proxies given for the Annual Meeting may not be voted for more than six (6) directors. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Accordingly, the six (6) nominees that receive the most votes shall be elected to the Board. A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. Abstentions and broker non-votes are not counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If elected, each nominee will hold office until the Annual Meeting to be held in 2011, or until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board a slate of nominees for election at each Annual Meeting of Stockholders. Nominees may be suggested by Directors, members of management or stockholders. In identifying and considering candidates for nomination to the Board, the Nominating and Governance Committee considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and its charter, quality of experience, the needs of the Company and the range of talent and experience already represented on the Board.

2010 Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated each of James R. Riedman, Steven M. DePerrior, Gregory M. Harden, John C. Kratzer, Frederick R. Port and Wilhelm Pfander for election as Director. All of the nominees are independent under NYSE Amex corporate governance rules, except James R. Riedman.

Each of our Director nominees currently serves on the Board and was elected by the stockholders at the 2009 Annual Meeting of Stockholders. If elected, all of these Directors will hold office until the 2011 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.

The Board of Directors unanimously recommends a vote FOR each of the six (6) following nominees.

DIRECTORS

Set forth below are the names and ages of the nominees for election as directors and the current members of our Board, as well as background information relating to each individual’s business experience, qualifications, attributes and skills and why our Board of Directors and Nominating and Governance Committee believe each individual is a valuable member of our Board of Directors.

JAMES R. RIEDMAN, Age: 50.

James R. Riedman has served on our Board of Directors since 1993 and has been Chairman of our Board of Directors since 1996. He served as our Chief Executive Officer from 1996 to 2004 and as interim Chief Executive Officer from May 2006 to April 2007. Mr. Riedman is also a director of Harris Interactive Inc., a leading market research firm (NASDQ: HPOL).

The Nominating and Governance Committee and the Board of Directors believe that Mr. Riedman’s qualifications to sit on our Board include his business acumen and financial knowledge, and his deep understanding of the Company and its operations derived from nine years as our Chief Executive Officer and 17 years serving on our Board, including 14 years as our Chairman.

STEVEN M. DEPERRIOR, Age: 51.

Steven M. DePerrior has served on our Board of Directors since 1996. For more than the past five years, Mr. DePerrior has been employed with First Niagara Business Consulting (formerly the Burke Group), an employee benefits administration and compensation consulting firm which provides services to us, as a record keeper. From 1997 until its sale in 2001, Mr. DePerrior was a principal in the Burke Group.

The Nominating and Governance Committee and the Board of Directors believe that Mr. DePerrior’s qualifications to sit on our Board include his business acumen and financial knowledge and extensive experience in human resource consulting, executive compensation and strategic planning.

GREGORY M. HARDEN, Age: 54.

Gregory M. Harden has served on our Board of Directors since 1996. For more than the past five years he has served as President and Chief Executive Officer of Harden Furniture Co., Inc., a furniture manufacturer.

The Nominating and Governance Committee and the Board of Directors believe that Mr. Harden’s qualifications to sit on our Board include his business acumen and financial knowledge and extensive executive experience in manufacturing, international sourcing, retail and strategic planning. Our Board of Directors has determined that Mr. Harden is an audit committee financial expert.

JOHN C. KRATZER, Age: 47.

John C. Kratzer has served on our Board of Directors since 2003. He has been President and Chief Executive Officer of JMI Realty, Inc., a vertically-integrated private real estate investment and development company based in Austin, Texas and San Diego, California, since 1998. Prior to that (from 1995 to 1997), he was founder and Chief Operating Officer of Homegate Hospitality, Inc., a publicly traded company that ultimately merged with Prime Hospitality (NYSE: PDQ), where he directed operations for the development and construction of hotel properties.

The Nominating and Governance Committee and the Board of Directors believe that Mr. Kratzer’s qualifications to sit on our Board include his business acumen and financial knowledge and extensive executive experience in corporate finance and financial reporting, including public company management and oversight.

WILHELM PFANDER, Age: 72.

Wilhelm Pfander has served on our Board of Directors since 2000 and was Senior Vice President—Sourcing and Development from 2000 until his retirement in 2006. For more than six years prior to that, he was Vice President—Manufacturing and Product Development at Penobscot Shoe Company which we acquired in 2000.

The Nominating and Governance Committee and the Board of Directors believe that Mr. Pfander’s qualifications to sit on our Board include his over 50 years experience in the footwear industry and broad knowledge of our business derived from 12 years of senior leadership positions with our Company in product development, sourcing and manufacturing.

FREDERICK R. PORT, Age: 69.

Frederick R. Port has served on our Board of Directors since 2004. Mr. Port has served in a variety of senior management positions involving start up and maturing companies, global and domestic, with emphasis on strategy, transition management, acquisition and integration, executive organization and recruiting. From 1995 to 2000, he served as a director of Callaway Golf (NYSE: ELY) and as President of Callaway Golf International. Prior to that (from 1993 to 1995) he was Managing Director of Korn/Ferry International and President (from 1987 to 1992) of the Owl Companies, a private multiple-industry, holding company.

The Nominating and Governance Committee and the Board of Directors believe that Mr. Port’s qualifications to sit on our Board include his extensive executive experience and strategic planning, as well as the knowledge, perspective and corporate governance expertise derived from his experience on the boards and board committees of other companies.

EXECUTIVE OFFICERS

Set forth below are the names and ages of the executive officers of the Company who do not also serve as directors, as well as background information relating to each individual’s business experience.

Russell D. Hall, Age: 52

Mr. Hall has served as our President and Chief Executive Officer since February 2009. Mr. Hall has been employed by us in a variety of positions since 2000. For more than five years prior to February 2009, Mr. Hall was responsible for managing our Trotters and SoftWalk divisions. In July 2008, Mr. Hall also assumed responsibility for managing our Chambers Belt division.

Dennis T. Nelson, Age 37

Mr. Nelson has served as our Chief Financial Officer, Treasurer and Secretary since February 2009. From June 2008 until February 2009, Mr. Nelson served as our Controller. For more than five years prior to June 2008, Mr. Nelson served as the Director of Finance for TaylorMade-adidas Golf Company.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Under NYSE Amex listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE Amex, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that Messrs. DePerrior, Harden, Kratzer, Port and Pfander, constituting a majority of the nominees, are independent, as defined in the corporate governance rules of NYSE Amex. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. During fiscal 2009, Mr. Riedman was not considered independent for purposes of the NYSE Amex corporate governance rules due to his employment with us.

Leadership Structure

Generally

Our governance documents provide the Board with flexibility to select our appropriate leadership structure. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of our stockholders. The Board believes that presently it is in the best interests of the Company that the executive officer positions of Chairman of the Board and Chief Executive Officer are separate. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading our day to day operations while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Our Board is comprised of one director who serves as a member of management and an executive officer, James R. Riedman, and five non-employee directors. Regular meetings of the Board are held at such times as the Board may determine. As part of each regularly scheduled Board meeting, the directors meet without the Chief

Executive Officer present. These meetings allow directors to discuss issues of importance to the Company, including our business and affairs as well as matters concerning management, without the Chief Executive Officer or other members of management present. In addition, at each regularly scheduled Board meeting, the independent directors meet separately. Also, pursuant to our By-Laws, a majority of the Directors may call a special meeting of the Board in addition to our Chief Executive Officer or our Secretary. All of the Board Committees, except the Executive Committee and the Retirement Plan Committee, are chaired by independent directors.

Risk Oversight

The Board oversees that our assets are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks we face. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for us to be competitive and to achieve our financial objectives.

While the Board oversees risk management, our management is charged with managing risk. We have internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. These include regular internal management disclosure meetings, Codes of Business Conduct and an internal audit process. The Board through the Audit Committee monitors and evaluates the effectiveness of the internal controls and the related risk assessment program at least annually. Management communicates routinely with the Board, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and our ethics programs, including the Codes of Business Conduct. The Audit Committee members meet separately with our general counsel, management in charge of internal control and representatives of our independent auditing firm.

•

The Compensation Committee evaluates the risks and rewards associated with our compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Because overseeing risk is an ongoing process and inherent in the Company’s strategic decisions, the Board also discusses risk throughout the year at other meetings in relation to specific proposed actions.

Meetings of the Board of Directors

During fiscal 2009, the Board held seven (7) meetings. Each of the incumbent directors attended more than 75% of the total number of meetings of the Board and any committee on which he served. The Board does not have a policy regarding the attendance of directors at annual stockholder meetings. At the 2009 annual meeting of stockholders, all of the incumbent directors attended the meeting.

Committees of the Board of Directors

The Board has five standing committees: an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating and Governance Committee and a Retirement Plan Committee. Also, the Board formed a Special Committee in November 2008 to review strategic alternatives available to us. The Special Committee was dissolved in April 2009. The table below indicates the current membership of each committee and how many times each committee met in fiscal 2009:

Name	Audit		Compensation		Executive		Nominating and Governance		Retirement Plan		Special
James R. Riedman					X	*			X	*
Steven M. DePerrior	X		X	*	X		X	(1)	X		X
Gregory M. Harden	X	*			X		X				X	*
John C. Kratzer			X				X	*			X
Frederick R. Port	X		X				X	(1)			X
Wilhelm Pfander	X	(1)					X	(1)			X
Number of 2009 Meetings	8		3		—		1		2		11

X	Indicates Committee member.
*	Indicates Committee Chairman.
(1)	On June 8, 2008, the Board elected the individual to serve as a member of the indicated committee.

Audit Committee

The Audit Committee’s function is to provide oversight of our accounting and financial reporting functions and internal controls, retain our independent registered public accountants, review their independence, review and pre-approve any non-audit services that they may perform, review the adequacy of accounting and financial controls, review our critical accounting policies and review and approve any related party transactions. The Audit Committee has a charter, a current copy of which is available on our website, www.phoenixfootwear.com.

The Board has designated Gregory Harden, Chairman of the Audit Committee and an independent director, as audit committee financial expert. However, as specified by the SEC, such designation does not impose on him any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation; nor does it affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee oversees and administers our compensation program for its executive officers and directors. The Compensation Committee bases its decisions on both individual performance and our financial results. All compensation decisions are made solely by the Compensation Committee; however, the Compensation Committee may consult with the Chairman of the Board and our Chief Executive Officer as part of its decision making process when examining their respective compensation packages. However, our Chief Executive Officer, as required by NYSE Amex, may not be present during voting or deliberations as to his or her compensation. The Compensation Committee has a charter, a current copy of which is available on our website, www.phoenixfootwear.com.

Executive Committee

The Executive Committee’s function is to act when the full Board of Directors is unavailable. It has the authority of the Board in the management of our business and affairs, except those powers that cannot be delegated by the Board of Directors by law. The Executive Committee did not meet in fiscal 2009.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee whose function is to make recommendations to the Board in identifying individuals qualified to become Board members and to recommend to the Board nominees for election to the Board, assist the Board in establishing and implementing an effective corporate governance policy, recommend appropriate committee charters, lead the Board in its annual review of the Board’s performance and recommend to the Board director nominees for each committee. The Nominating and Governance Committee has a charter, a current copy of which is available on our website, www.phoenixfootwear.com.

The Nominating and Governance Committee approved and recommended to the Board the nomination for election at the 2010 Annual Meeting of the six (6) director candidates, a majority of whom have been determined to be independent under the NYSE Amex listing standards. The Nominating and Governance Committee also recommended that the Board not fill the one existing director vacancy at this time.

The Nominating and Governance Committee believes that persons nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time. These are only threshold criteria, however, and the Nominating and Governance Committee may also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances. The Nominating and Governance Committee also seeks to achieve a Board that represents a diverse mix of skills, perspectives, talents, backgrounds and education that will enhance our decision-making process, oversee management’s execution of strategic objectives, and represent the interests of all of our stockholders. The Nominating and Governance Committee may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in our best interests. Generally, the Nominating and Governance Committee will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of our Company, its history, strengths, weaknesses, goals and objectives. Before nominating a sitting director for re-election at the Annual Meeting, however, the Nominating and Governance Committee will consider the director’s performance on the Board.

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation and considering the candidate suitable, the Nominating and Governance Committee will interview the candidate and will ask the candidate to meet with other directors and management. If the Nominating and Governance Committee believes the candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

The Nominating and Governance Committee will consider director candidates recommended by stockholders who comply with the timing, procedures and information requirements of Section 1.11 of our By-laws, the text of which is set forth in Appendix A to this Proxy Statement. Stockholder nominees that meet the criteria outlined above will receive the same consideration that the Committee’s nominees receive.

Retirement Plan Committee

The Board has a Retirement Plan Committee for the general administration of our Retirement Savings Partnership Plan, or 401(k) Plan. The Retirement Committee meets on an informal basis periodically to review any applications submitted by plan members for distribution under the 401(k) Plan, to address any amendments to the 401(k), to address share resale issues and to address requirements of governmental agencies with jurisdiction over the 401(k) Plan. The Retirement Committee votes the shares of our common stock held in the 401(k) Plan and serves as the fiduciary for the 401(k) Plan.

Special Committee to Consider Strategic Opportunities

On November 11, 2008, we announced the formation of a Special Committee of independent directors to explore strategic opportunities and increase value for our stockholders. The Committee retained BB&T Capital Markets as its independent financial advisor to assist it in its work and explore a potential sale of our Company and or its separate operating divisions. After evaluating available opportunities, the Special Committee directed management to focus on ways to return us to profitability and reduce our bank debt to an appropriate level. In April 2009, it was determined that the Special Committee had completed its work and was dissolved.

Contacting the Board of Directors

Stockholders who wish to communicate with the Board or any individual director can write to:

Phoenix Footwear Group, Inc.

Board Administration

5840 El Camino Real, Suite 106

Carlsbad, California 92008

Attention: Secretary

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about us or our stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and which were not forwarded to the Board when received will be presented at each Board meeting along with any specific communication requested by a director.

Code of Ethics

Our Code of Ethics, the policies we adopted on ethical behavior, is provided on our web site, www.phoenixfootwear.com. The Code of Ethics applies to all of our directors and employees (including our Chief Executive Officer and Chief Financial Officer).

Non-Employee Director Compensation

During fiscal 2008 each of our non-employee directors received cash compensation in the form of an annual retainer of $25,000. Effective as of March 31, 2009, this amount has been reduced to $20,000. In addition, during fiscal 2008, the chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee each received additional annual retainers of $5,000; effective March 31, 2009, this has been eliminated except for a $2,500 annual retainer for the Chairman of the Audit Committee. During fiscal 2008, each non-employee director serving on the Audit Committee also received an annual retainer of $2,500 and effective March 31, 2009, this has also been eliminated. Directors are eligible to receive awards under our Amended and Restated 2001 Long Term Incentive Plan, including stock options and deferred stock awards. Directors are also reimbursed for their reasonable expenses incurred in attending meetings of our Board of Directors and committees of the Board of Directors.

Non-Employee Director Compensation Table

The following table presents compensation earned by each non-employee directors for fiscal 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Steven M. DePerrior	22,500	—	22,500
Gregory M. Harden	25,000	—	25,000
John C. Kratzer	22,500	—	22,500
Frederick R. Port	21,875	—	21,875
Wilhelm Pfander	21,250	—	21,250

(1)

We calculate the aggregate grant date fair value for restricted stock granted during the fiscal year in accordance with FASB Accounting Standards Codification Topic 718; however, none of the non-employee directors received any stock awards during fiscal 2009. See Note 9 of the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for Fiscal 2009, filed on March 31, 2010, for assumptions used in the calculation of the amounts shown and additional information regarding our share-based compensation. Each non-employee director had 5,000 shares of restricted stock outstanding as of January 2, 2010.

Audit Committee Matters

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for our financial statements and the reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended January 2, 2010 with management.

The Audit Committee also has reviewed and discussed our audited financial statements as of and for the year ended January 2, 2010 with our independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”), who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee also discussed with MHM those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee received and discussed with MHM their annual written report on their independence from us and our management, as required by the PCAOB rules. Although there were no non-audit services performed for fiscal 2009, the Audit Committee is responsible for considering with MHM whether any provisions of non-audit services to be provided by them to us are compatible with MHM’s independence.

The Audit Committee discussed with MHM the overall scope and plans for their audits. The Audit Committee has reviewed and discussed with MHM, with and without management present, our audited consolidated financial statements for fiscal 2009 and management’s assessment of the effectiveness of our internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended January 2, 2010, for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee:

Gregory M. Harden, Chair

Steven M. DePerrior

Frederick R. Port

Wilhelm Pfander

Relationship with Independent Registered Public Accountants

Mayer Hoffman McCann P.C. (“MHM”), an independent registered public accounting firm, audited our books and accounts for fiscal 2009 and fiscal 2008 and Grant Thornton LLP, an independent registered public accounting firm, audited our books and accounts for fiscal 2007. On June 18, 2008, the Audit Committee dismissed Grant Thornton and engaged MHM as our independent registered public accounting firm. MHM has served in this capacity since June 18, 2008.

During the fiscal years ended December 29, 2007 and December 30, 2006 and through June 18, 2008, we had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which a disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their report on our financial statements for such years.

During the fiscal years ended December 29, 2007 and December 30, 2006 and through June 18, 2008, we did not consult with MHM, regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee has selected MHM as our independent auditors for fiscal 2010. A representative of MHM is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Audit Fees

The following table presents aggregate fees billed to us for fiscal 2009 and fiscal 2008 by Mayer Hoffman McCann P.C. (“MHM”) and Grant Thornton LLP:

	2009	2008
Audit Fees(1)	$310,000	$447,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$310,000	$447,000

(1)

Audit fees consist of fees for professional services performed by MHM and Grant Thornton LLP, respectively, for the audit of our annual financial statements, reviews of its quarterly financial statements and comfort letters, consents and other services related to SEC matters. For fiscal 2009 and fiscal 2008, MHM billed fees of approximately $310,000 and $344,000, respectively. For fiscal 2008, Grant Thornton LLP, billed fees of approximately $103,000.

Pre-Approval of Audit and Non-Audit Services

All audit services and fees were pre-approved by the Audit Committee. The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by the independent auditors. Under such policy, all audit services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimis exception of the Sarbanes-Oxley Act of 2002.

Certain Relationships and Related Transactions

Since December 30, 2007, there have been no transactions or series of transactions, to which we or any of our subsidiaries were or are to be a party, in which the amount involved exceeds $120,000 and in which any director, nominee, executive officer or holder known to us of more than 5% of our common stock, or any member of the immediate family of any of them, is a party, directly or indirectly.

The Board has adopted a written policy to address related party transactions, upon the recommendation of the Audit Committee. The policy has been adopted to ensure that related party relationships and transactions are properly identified, accounted for and adequately disclosed in our financial statements and publicly-filed reports. Approval by the Board and Audit Committee is required for any transactions or series of transactions with a related party in the amount of $50,000 or more. Transactions covered by the policy include those with a person defined as a “related person” under Item 404 of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who hold more than 10% of its common stock to file with the SEC reports of ownership and changes in ownership of common stock. Officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that, with respect to its 2009 fiscal year, all filing requirements applicable to our officers, directors and greater-than-10% stockholders were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock by each beneficial owner known by us to own more than 5% of the common stock, each current director, each nominee for director, each current executive officer, each person who is a named executive officer in the Summary Compensation Table below and all of our current directors, nominees for director and current executive officers as a group, as of March 31, 2010, including shares with underlying options which can be exercised within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Class
Executive Officers, Former Executive Officers and Directors
James R. Riedman(4)	2,361,040	27.6%
Russell D. Hall	36,154	*
Dennis T. Nelson	—	*
Cathy B. Taylor	—	*
P. Douglas Ford	—	*
Steven M. DePerrior(5)	311,919	3.8%
Gregory M. Harden(6)	69,798	*
John C. Kratzer	40,000	*
Frederick R. Port(7)	30,700	*
Wilhelm Pfander(8)	26,215	*
All current directors and current executive officers as a group (8 persons)	2,606,651	29.8%
Retirement Plan Committee of the Phoenix Footwear Group, Inc. Retirement Savings Partnership Plan(9)	258,021	3.2%
Beneficial Owners of 5% or More
Greenwood Investments, Inc. and Steven Tannenbaum(10)	1,462,050	17.9%
WEDBUSH, Inc., Edward W. Wedbush and Wedbush Securities, Inc.(1 1)	768,415	9.4%
Riedman Corporation(1 2)	532,710	6.4%
Dimensional Fund Advisors LP(13)	456,223	5.6%

*	Less than 1% of our outstanding common stock.
(1)

Unless otherwise noted, and subject to applicable community property laws, each person has sole voting and dispositive power with respect to all shares of common stock beneficially shown as owned by that person.

(2)	Includes shares issuable upon the exercise of outstanding stock options as follows:

James R. Riedman	227,564
Steven M. DePerrior	52,898
Gregory M. Harden	52,898
John C. Kratzer	40,000
Frederick R. Port	30,000
Russell D. Hall	25,000
All current directors and executive officers as a group (8 persons)	428,360
Riedman Corporation	150,000

(3)	Includes the following shares held in such person’s account under our 401(k) Plan over which, by the terms of the plan, each has investment control, but not voting control:

James R. Riedman	17,165
Russell D. Hall	11,154

(4)

Includes 443,808 shares owned directly or indirectly through CE Capital, LLC, an affiliated entity, and the following shares and shares issuable upon exercise of outstanding stock options of which Mr. Riedman disclaims beneficial ownership: 382,710 shares and 150,000 stock options beneficially owned by Riedman

Corporation, of which Mr. Riedman is a director and a shareholder; 87,337 shares owned by his children; and 240,856 shares held by our 401(k) Plan, not including those shares allocated to his account. Mr. Riedman is a member of the Board’s Retirement Plan Committee, which serves as fiduciary for our 401(k) Plan, and through that committee he shares voting control over such shares.
(5)

Includes 258,021 shares held by our 401(k) Plan. Mr. DePerrior is a member of the Board’s Retirement Plan Committee, which serves as fiduciary for our 401(k) Plan, and through that committee he shares voting control over such shares.

(6)	Includes 2,900 shares held by the David E. Harden Family Trust dated December 2, 1992, of which Mr. Harden serves as trustee.
(7)	Includes 700 shares held by the Frederick and Linda Port Family Trust dated February 23, 2000, of which Mr. Port serves as trustee.
(8)	Shares held by the Ilse Pfander Revocable Trust U/A dated December 23, 2005, of which Mr. Pfander serves as trustee.
(9)

The members of the Board’s Retirement Plan Committee, which serves as fiduciary for our 401(k) plan, share voting control over these shares. The plan’s mailing address is c/o Phoenix Footwear Group, Inc., 5840 El Camino Real, Suite 106, Carlsbad, California 92008.

(10)

Based solely on a Schedule 13G, as amended, dated November 19, 2009, jointly filed with the SEC by Steven Tannenbaum, Greenwood Investments, Inc. (the “General Partner”), Greenwood Capital Limited Partnership (“Capital”) and Greenwood Investors Limited Partnership (“Investors”), 222 Berkeley Street, 17th Floor, Boston, MA 02116, are the beneficial owners of 1,462,050 shares. Mr. Tannenbaum is the President of the General Partner, which is the sole general partner of each of Capital and Investors. The beneficial ownership of each reporting person is as follows: (i) Capital beneficially owns 740,500 shares of common stock; (ii) Investors beneficially owns 721,550 shares of common stock; and (iii) each of the General Partner, as the sole general partner of each of Capital and Investors, and Mr. Tannenbaum, as the president of the General Partner, beneficially owns 1,462,050 shares of common stock. Each of Capital and Investors has the power to vote and dispose of their shares reported on the 13G beneficially owned by such entity (as described above). The General Partner, as the sole general partner of each of Capital and Investors, has the authority to vote and dispose of all of the shares reported on the 13G. Mr. Tannenbaum, by virtue of his position as president of the General Partner, has the authority to vote and dispose of all of the shares reported on the 13G.

(1 1 )

Based on a Schedule 13G, as amended, dated February 17, 2010, WEDBUSH, Inc. (“WI”), Edward W. Wedbush (“EWW”) and Wedbush Securities, Inc. (“WS”), 1000 Wilshire Boulevard, Los Angeles, California 90017, are the beneficial owners of 768,415 shares. EWW is the Chairman of WI. EWW owns a majority of the outstanding shares of WI. EWW is the President of WMS. WI owns all of the shares of WS. WI has sole power to vote and dispose of 66,427 shares. EWW has sole power to vote and dispose of 72,823 shares. WS has sole power to vote and dispose of 629,165 shares. WI, EWW and WS have shared power to vote and dispose of 768,415 shares. EWW specifically disclaimed beneficial ownership of any shares reported on the schedule 13G.

(12)	The principal business address for Riedman Corporation is c/o Phoenix Footwear Group, Inc. at 5840 El Camino Real, Suite 106, Carlsbad, CA 92008.
(1 3 )

Based solely on a Schedule 13G, as amended, dated February 8, 2010, Dimensional Fund Advisors LP (“Dimensional”), Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746, is the beneficial owner of 456,223 shares. Dimensional has sole power to vote 456,223 shares and sole power to dispose of 456,223 shares. Dimensional is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Dimensional disclaimed beneficial ownership of the shares in the Schedule 13G.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by the Chairman, Chief Executive Officer, Chief Financial Officer, former Chief Executive Officer and former Chief Financial Officer (“Named Executive Officers”) for fiscal 2009 and fiscal 2008. Russell D. Hall and Dennis T. Nelson were elected to their respective positions in February 2009 and as a result their fiscal 2008 compensation received was not included in the table below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)		Total ($)
James R. Riedman, Chairman	2009	321,154	—	—	11,467	(2)	332,621
	2008	321,027	—	—	9,000	(3)	330,027

Russell D. Hall, President and Chief Executive Officer	2009	353,077	10,000	—	—		363,077

Dennis T. Nelson, Chief Financial Officer, Treasurer and Secretary	2009	173,077	7,500	—	—		180,577

Cathy B. Taylor,	2009	95,192	—	—	462,617	(5)	557,809
Former President and Chief Executive Officer(4)	2008	586,666	—	—	89,000	(6)	675,666

P. Douglas Ford,	2009	59,135	—	—	291,750	(8)	350,885
Former Chief Financial Officer, Treasurer and Secretary(7)	2008	115,384	—	141,000	296,551	(9)	411,935

(1)

In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received by a named executive officer which do not exceed $10,000 in the aggregate.

(2)	Includes $11,467 of automobile allowance.
(3)	Includes $9,000 of automobile allowance.
(4)	Ms. Taylor resigned from all positions effective February 16, 2009.
(5)	Includes $450,000 of severance, $4,284 of post-employment health insurance benefits, $7,238 of housing allowance and $1,095 of automobile allowance.
(6)	Includes $47,600 of housing allowance, $25,476 of automobile allowance and $15,924 of personal travel and related expenses directly paid by or reimbursed by us.
(7)

Mr. Ford served as Senior Vice President, Operations from October 2007 until September 2008, with his appointment to Chief Financial Officer, Treasurer and Secretary. Prior to August 29, 2008, Mr. Ford was a non-employee consultant. Mr. Ford resigned from all positions effective February 16, 2009.

(8)	Includes $281,250 of severance, $4,140 of post-employment health insurance benefits, $5,736 of housing allowance and $624 of automobile allowance.
(9)

Includes consulting fees of $206,500 and related expenses of $73,545 prior to September 2008, and $11,428 of housing allowance, $2,000 of automobile allowance and $3,078 of personal travel and related expenses directly paid by or reimbursed by us.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information with respect to the unexercised options and restricted stock (non-vested) held by the Named Executive Officers of January 2, 2010 and includes a column for current market value for these awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
James R. Riedman	2,898	—	1.73	9/6/11	—	—
	66,666	—	3.13	3/1/13	—	—
	10,000	—	5.50	5/10/12	—	—

Russell D. Hall	—	—	—	—	20,000	10,000
	—	—	—	—	30,000	15,000
	2,000	—	1.78	10/26/10	—	—
	10,000	—	3.63	2/27/12	—	—
	13,000	—	8.10	2/5/14	—	—

Dennis T. Nelson	—	—	—	—	—	—

Cathy B. Taylor(3)	—	—	—	—	—	—

P. Douglas Ford(3)	—	—	—	—	—	—

(1)

Represents market and performance-based deferred stock awards under our Amended and Restated 2001 Long Term Incentive Plan. The awards do not have an exercise price and expire at the end of the term if the performance and/or market conditions have not been met which would result in the share issuances. These conditions must generally be achieved within three to five years. The performance and market-based deferred stock awards generally vest upon the achievement of our annual net revenue and before tax net income goals measured on a 12 month trailing basis or upon the stock price closing above $14.50 for 60 consecutive trading days.

(2)	Market value based on the closing price of $0.50 for our common stock on December 31, 2009 on the NYSE Amex.
(3)	Ms. Taylor and Mr. Ford resigned from all positions effective February 16, 2009, and consequently, forfeited all unvested stock awards.

Option Exercises and Stock Vested

No options were exercised and no deferred stock awards vested for the Named Executive Officers during fiscal 2008.

Pension Benefits

We do not maintain any plans that provide pension benefits primarily at or following retirement for Named Executive Officers.

Nonqualified Deferred Compensation Plans

We do not provide any defined contribution or other plans for Named Executive Officers for the deferral of compensation that is not tax qualified.

2010 Bonus Plan

In December 2009, the Compensation Committee approved a 2010 Cash Bonus Plan (“Bonus Plan”) for our executives, including our Chairman, Chief Executive Officer and Chief Financial Officer. The Bonus Plan provides performance criteria based upon meeting predetermined fiscal year 2010 operating income targets. If our operating income exceeds the minimum targets in the Bonus Plan, the participating executives may receive cash incentive bonus payments equal to a percentage of the executives’ eligible base salary.

With respect to the Named Executive Officers, once the minimum operating income is reached, the bonus percentage ranges of their eligible base salaries are as follows:

Chairman	0% to 30%
CEO	5% to 45%
CFO	3% to 20%

With respect to the other executives, specific to their position, the bonus percentage ranges are 4% to 35% of their eligible base salaries. If our operating income exceeds the highest target in the Bonus Plan, the participating executives may share in an additional cash incentive bonus pool equal to 12.5% of the incremental change in operating income over that of the highest target.

Employment Agreements and Potential Payments upon Termination or Change of Control

Employment Agreement with Mr. Riedman

We and James R. Riedman are parties to a two-year employment agreement effective April 11, 2008. The agreement provides for an annual base salary of $325,000, which is subject to increase upon annual review, and participation in executive bonus plans as may be established. The agreement also provides for confidentiality, employee non-solicitation, customer non-solicitation and non-compete covenants that extend for 18 months after the termination of his employment. The agreement renews automatically for one year terms unless either party gives thirty (30) day written notice of their intent not to renew.

Mr. Riedman is an “at will” employee, and we can terminate his employment at any time, with or without cause. Similarly, Mr. Riedman may terminate his employment at any time. Under the agreement, if we terminate his employment other than for cause, death or disability, we are obligated to pay him as non-compete payments an amount equal to his salary and benefits for 18 months, payable under the same terms as provided while he was an employee. “For cause” is defined in the agreement and includes: (i) refusal to comply with lawful written instructions of the Board of Directors regarding specific actions; (ii) engagement in an act of dishonesty or falsification or any transaction involving material conflict of interest which was not disclosed to and approved by our Board of Directors; (iii) use of illegal narcotics; (iv) engagement in theft, embezzlement, fraud, misappropriation of funds, or other act involving moral turpitude; or (v) engagement in any violation of law relating to employment by us.

The employment agreement also provides that if Mr. Riedman’s employment is terminated by us without cause in connection with a “change of control,” we would be obligated to make a single lump-sum payment an amount equal to 18 months of his salary and benefits for his non-compete covenant, 18 months of his salary then in effect and pro rated amount of any unpaid bonus provided for in any bonus program. Additionally, under his performance-based deferred stock award agreement, the shares of common stock under the agreement immediately vest in connection with a change in control. Under his employment agreement, if any of the severance payments would constitute an “excess parachute payment” as defined in Internal Revenue Code Section 280G, the severance payments shall be increased by an amount equal to all applicable excise taxes.

Employment Agreement with Mr. Hall

Russell D. Hall’s employment with us provides for standard employee benefits and an annual base salary of $340,000 and a performance-based bonus as prescribed by the Compensation Committee—see “2010 Bonus Plan” above. Mr. Hall earned a performance-based bonus of $10,000 in fiscal 2009.

Mr. Hall is an “at will” employee, and we can terminate his employment at any time, with or without cause. Similarly, Mr. Hall may terminate his employment at any time. If we terminate Mr. Hall’s employment other than for cause in connection with a “change of control,” we would be obligated to pay him 18 months of salary continuation and benefits.

Employment Agreement with Mr. Nelson

Dennis T. Nelson’s employment with us provides for standard employee benefits and an annual base salary of $175,000 and a performance-based bonus as prescribed by the Compensation Committee—see “2010 Bonus Plan” above. Mr. Nelson earned a performance-based bonuses totaling $7,500 in fiscal 2009.

Mr. Nelson is an “at will” employee, and we can terminate his employment at any time, with or without cause. Similarly, Mr. Nelson may terminate his employment at any time. If we terminate Mr. Nelson’s employment other than for cause in connection with a “change of control,” we would be obligated to pay him 6 months of salary continuation and benefits.

Deferred Stock Awards Subject to Change in Control Provisions

If we experienced a change in control on January 2, 2010, the Named Executive Officers would have been entitled to receive the following number of shares of common stock under their respective deferred stock awards.

Name	Shares of Common Stock #	Market Value $(1)
James R. Riedman	—	—
Russell D. Hall	50,000	25,000
Dennis T. Nelson	—	—
Cathy B. Taylor(2)	—	—
P. Douglas Ford(2)	—	—

(1)	Based on the closing price of $0.50 per share on the NYSE Amex exchange on December 31, 2009.
(2)	Ms. Taylor and Mr. Ford resigned from all positions effective February 16, 2009, and consequently, forfeited all unvested stock awards.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The procedure and timing to be followed and the information to be provided are set forth in Section 1.11 of our By-laws, the text of which is set forth in Appendix A to this Proxy Statement. A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to our next Annual Meeting of Stockholders must be received by us no later than January 2, 2011. A shareholder proposal submitted after January  2, 1011 is considered untimely.

HOUSEHOLDING

As permitted by the SEC, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless we have received contrary instructions from a stockholder. Each stockholder will receive his or her own proxy card. We have undertaken householding to reduce printing costs and postage fees.

Upon oral or written request, we will promptly deliver a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact us to request multiple copies in the future, and stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact us to request a single copy in the future. All such requests should be sent to:

Phoenix Footwear Group, Inc.

5840 El Camino Real, Suite 106

Carlsbad, California 92008

Attention: Secretary

(760) 602-9688

By Order of the Board of Directors,

JAMES R. RIEDMAN

Chairman

May 3, 2010

APPENDIX A

PHOENIX FOOTWEAR GROUP, INC.

By-Laws

Section 1.11 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.11, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.11.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

A-1

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.11, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 1.11, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (1) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) the holders of any series of Preferred Stock to elect directors under specified circumstances.

A-2

PROXY

PHOENIX FOOTWEAR GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS—THURSDAY, JUNE 3, 2010 AT 9:00 A.M.

LOCAL TIME.

The undersigned stockholder of Phoenix Footwear Group, Inc. (the “Company”) hereby appoints James R. Riedman and Dennis T. Nelson severally as proxy for the undersigned, with full power of substitution, and with all the powers the undersigned would possess if personally present, each to represent and vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on Thursday, June 3, 2010 and at all adjournments thereof, for the election of six (6) directors, and in their discretion, all such other business as may properly come before such Annual Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN IN

THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

SIDE

PHOENIX FOOTWEAR GROUP, INC.

COMPUTER SHARE

P.O. BOX 8694

EDISON, NJ 08818-8694

☒	Please mark votes as in this example.

ANNUAL MEETING PROXY CARD

DETACH HERE

ELECTION OF SIX (6) DIRECTORS—THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1.

Election of Six (6) Directors—nominees:

01 – Steven M. DePerrior	02 – Gregory M. Harden	03 – John C. Kratzer
04 – Wilhelm Pfander	05 – Frederick R. Port	06 – James R. Riedman

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees

☐	For ALL EXCEPT – to withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ☐ 01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐ 06

Signature:	Date:	Signature:	Date: